Exhibit 99.1

Sealed Air Corporation 8215 Forest Point Blvd. Charlotte, NC 28273

Investor Contact: Lori Chaitman 201-712-7310	Media Contact: Ken Aurichio 917-693-5417

SEALED AIR ANNOUNCES PLAN TO PURSUE SPIN-OFF OF DIVERSEY CARE

AND RELATED HYGIENE BUSINESS

•	Enables New Sealed Air and New Diversey to better leverage global leadership positions and capitalize on focused investments within their respective industries
•	Dr. Ilham Kadri to be named CEO of the spin-off company
•	Expected to be completed in the second half of 2017

CHARLOTTE, N.C. – October 17, 2016 – Sealed Air Corporation (NYSE:SEE) announced today a plan to pursue the spin-off of its Diversey Care division and the food hygiene and cleaning business within its Food Care division (together “New Diversey”), while the remaining Sealed Air business (“New Sealed Air”) will continue as an independent public company. Under the plan, if effectuated, Sealed Air’s shareholders would own 100% of the common stock of New Diversey following completion of the spin-off. The plan is intended to allow each of New Sealed Air and New Diversey to focus on a distinct set of strategic objectives, creating enhanced shareholder value. The transaction is expected to be completed in the second half of 2017 and is intended to qualify as a tax-free distribution to Sealed Air shareholders for U.S. federal income tax purposes. Upon completion of the spin-off:

•	New Sealed Air will continue to be a leading provider of food, product and medical packaging solutions, with a high-margin and technologically advanced business focused on profitable growth and strong cash flow globally. New Sealed Air will continue delivering leading knowledge-based solutions for waste reduction, resource conservation and product security, all of which deliver unique and measurable value to customers and the planet. On a pro forma basis for the twelve months ended June 30, 2016, New Sealed Air (excluding New Diversey) generated $4.2 billion in sales and had Adjusted EBITDA of $826 million.

•	New Diversey, to be led by Dr. Ilham Kadri, President of Diversey Care, will be a pure-play, high-growth hygiene and cleaning solutions company. With an integrated product offering comprised of floor care machines, tools, chemicals and services, New Diversey is a pioneer in the hygiene industry through digital innovation and is well-positioned to profitably gain share on a global basis. On a pro forma basis for the twelve months ended June 30, 2016, New Diversey generated $2.6 billion in sales and had Adjusted EBITDA of $305 million.

“Sealed Air has created significant shareholder value by delivering leading innovations to our global customers, improving our quality of earnings and executing a disciplined capital allocation strategy,” said Jerome A. Peribere, Sealed Air’s President and Chief Executive Officer. “Our Board and management team continually evaluate options to enhance shareholder value and we believe this spin-off will allow both New Sealed Air and New Diversey to realize their full potential. Following the spin-off, each company will be well-positioned for profitable growth through a proven business model and enhanced strategic focus, improved operating efficiencies and optimized capital allocation to enable investments in new disruptive technologies.”

“Diversey Care is a market leader thanks to its pioneering approach in the development of innovative solutions that create value for customers, including the Internet of Clean™, Intellibot® robotics, unmatched plant-based biodegradable chemistries and AHP® disinfection technologies,” Peribere continued. “Ilham and her management team have been instrumental in transforming and positioning Diversey Care for sustainable and profitable growth.”

Transaction Benefits

•	Enhances Strategic Focus. The spin-off creates two strong, focused operating companies with distinct business models and growth profiles. As independent companies, New Sealed Air and New Diversey will be better able to efficiently allocate capital and optimize investments in disruptive technologies to serve their unique customer bases and enhance their competitive positions. New Sealed Air will continue to execute on its “Change the Game” initiatives to penetrate new markets, introduce new business models and deliver disruptive innovation to drive value for customers and partners. New Diversey will continue to focus on its strategy as an innovator and strong collaborative partner differentiated by its industry leading expertise in dosing, dispensing and concentrated formulas, as well as a global footprint that reaches a diverse customer base.

•	Simplifies Operating Structures. Following the completion of the spin, New Sealed Air and New Diversey will each benefit from leaner, more streamlined operating structures to enable more efficient management decision-making.

•	Creates Distinct Investment Identities. The spin-off enables investors to evaluate each business based on its respective financial profile, performance and value creation opportunities.

•	New Sealed Air and New Diversey will Maintain Strong Financial Positions. Each company will be well-capitalized and well-positioned to pursue future growth opportunities. New Sealed Air and New Diversey will have disciplined returns-based approaches to capital allocation and are targeting similar leverage ratios and credit ratings as existing Sealed Air.

Leadership

Dr. Ilham Kadri, President of Diversey Care, joined Sealed Air in 2013 from Dow Chemical. She brings more than 20 years of experience through a variety of global roles in Business Leadership, Strategic Planning, Sales, Marketing, Product Management, M&A and Research & Development in public and private companies such as Shell Chemicals-Basell, UCB-Cytec, Huntsman, and Rohm Haas-Dow.

Additional members of New Diversey’s management team and Board of Directors will be named in the months leading up to the completion of the spin-off.

New Sealed Air will continue to be led by its existing management team under Jerome A. Peribere, President and Chief Executive Officer.

Transaction Conditions and Terms

The transaction is expected to be completed in the second half of 2017, subject to final approval by Sealed Air’s Board of Directors, as well as satisfaction of customary conditions, including the effectiveness of appropriate filings with the U.S. Securities and Exchange Commission. The Board has made no final decision regarding a spin-off of New Diversey, and there can be no assurance that the Board’s plan will result in the commencement or consummation of any such spin-off.

Sealed Air anticipates filing a Form 10 relating to the transaction with the Securities and Exchange Commission as early as the first quarter of 2017.

The Company intends the spin-off to be tax-free for U.S. federal income tax purposes. In anticipation of and to facilitate the spin-off, the Company is planning the internal separation of the New Diversey business lines from the remaining Sealed Air business in a series of transactions that are intended to be tax efficient from both a United States and foreign perspective. Such separation is currently expected to include internal distributions intended to be tax-free under Section 355 of the U.S. Internal Revenue Code. In particular, the companies (which shall also include any of their successors and transferees) that are anticipated to be distributing corporations in connection with the internal separation transactions include Ciras C.V., Cryovac, Inc., Cryovac International Holdings Inc., Diversey Brasil Indústria Quimica Ltda., Diversey Canada, Inc., Diversey Eastern and Central Africa Limited, Diversey Egypt Limited, Diversey Egypt One, Limited, Diversey Egypt Trading Company, S.A.E., Diversey Egypt Two, Limited, Diversey Europe Holdings C.V., Diversey Europe Investments B.V., Diversey Global Holdings C.V., Diversey Gulf FZE, Diversey Hygiene (Thailand) Co., Ltd., Diversey, Inc., Diversey Kimya Sanayi ve Ticaret A.S., Diversey Maroc S.A., Diversey Perú, S.A.C., Diversey Sverige AB, Diversey West Africa Limited, JWP Investments Offshore, Inc., PT Diversey Indonesia, Sealed Air Africa (Proprietary) Limited, Sealed Air (Asia) Holdings B.V., Sealed Air (Barbados) S.R.L., Sealed Air Central America, S.A., Sealed Air (China) Co., Ltd., Sealed Air Colombia Ltda., Sealed Air Corporation (US), Sealed Air Europe Holdings LP, Sealed Air Holdings (Pty) Ltd., Sealed Air Holdings South Africa Proprietary Limited, Sealed Air Hong Kong Trading Limited, Sealed Air (India) Private Limited, Sealed Air Luxembourg (I) S.a.r.l., Sealed Air Luxembourg (II) S.a.r.l., Sealed Air Saudi Arabia Limited, Sealed Air (Singapore) Pte. Ltd., Sealed Air Solutions Holdings, Inc., Sealed Air (Thailand) Limited, and Sealed Air Uruguay S.A.

Advisors

The Company has retained Citi as its financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as its legal advisor.

SC Johnson & Son Brand License

Separately, Sealed Air announced today that its Diversey Care division has reached a mutual agreement with SC Johnson & Son (“SCJ”) to end the existing business relating to Sealed Air’s distribution of SCJ-branded products to the professional market under the existing Brand License Agreement (“BLA”). The companies agreed that the BLA will expire on May 2, 2017, with the exception of Australia, New Zealand, Argentina, Chile, Czech Republic and Poland, where the BLA expires on January 1, 2017. Both companies are committed to maintaining a continuous supply of SCJ-branded products to customers under the BLA.

New Diversey will be well-positioned to expand its relationships with existing partners, develop new partnerships and grow its own brands into new channels in the U.S. and globally.

Third Quarter Conference Call

Sealed Air has scheduled a conference call and webcast to discuss its third quarter results and the spin-off at 11:00 a.m. (ET) on Thursday, October 27, 2016.

The conference call will be webcast live on the Investor Relations home page at www.sealedair.com/investors. Listeners should go to the web site prior to the call to register and to download and install any necessary audio software. A replay of the webcast will also be available thereafter.

Investors who cannot access the webcast may listen to the conference call live via telephone by dialing (888) 680-0878 (domestic) or (617) 213-4855 (international) and use the participant code 72265248. To avoid registration wait times, teleconference participants may pre-register on the Investor Relations home page for a personalized PIN number to access the conference call. Telephonic replay of the webcast will be available starting at 3:00 p.m. (ET) on Thursday, October 27, 2016 and end on Saturday, November 26, 2016 at 2:59 p.m. (ET). To listen to the replay, please dial (888) 286-8010 (domestic) or (617) 801-6888 (international) and use the confirmation code 19315392.

Business

Sealed Air Corporation creates a world that feels, tastes and works better. In 2015, the Company generated revenue of approximately $7.0 billion by helping our customers achieve their sustainability goals in the face of today’s biggest social and environmental challenges. Our portfolio of widely recognized brands, including Cryovac® brand food packaging solutions,

Bubble Wrap® brand cushioning and Diversey® cleaning and hygiene solutions, enables a safer and less wasteful food supply chain, protects valuable goods shipped around the world, and improves health through clean environments. Sealed Air has approximately 23,000 employees who serve customers in 169 countries. To learn more, visit www.sealedair.com.

Website Information

We routinely post important information for investors on our website, www.sealedair.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Non-U.S. GAAP Information

In this press release, we have referenced the non-U.S. GAAP financial measure, Adjusted EBITDA. We present results adjusted to exclude the effects of certain specified items (“special items”) that would otherwise be included under U.S. GAAP. Non-U.S. GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, providing guidance and comparing our financial performance with our peers and may also be used for purposes of determining incentive compensation. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation from or as a substitute for U.S. GAAP information. It does not purport to represent any similarly titled U.S. GAAP information and is not an indicator of our performance under U.S. GAAP. Adjusted EBITDA as determined by us may not be comparable with similarly titled measures used by others. Investors are cautioned against placing undue reliance on these non-U.S. GAAP measures. For a reconciliation of Adjusted EBITDA to Operating Profit, see the attached supplementary schedule entitled “Summary Financial Data.”

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2015 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the success of new product offerings, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Sealed Air Corporation

Spin-off of Diversey Care and Related Hygiene Business

Summary Financial Data

	Sealed Air	New Diversey		New Sealed Air
	Twelve Months Ended	Twelve Months Ended		Twelve Months Ended
(In millions)	June 30, 2016	June 30, 2016		June 30, 2016
Selected Financial Data

Net sales	$6,818	$2,576		$4,242
Operating profit	$763	$189		$574
Adjusted EBITDA (Non-GAAP)*	$1,131	$305		$826

Reconciliation of Adjusted EBITDA to Operating Profit
Adjusted EBITDA	$1,131 (1)	$305	(2)	$826 (1)
Depreciation and amortization	(269)	(117)		(152)
Other income, net	(12)	1		(13)
Special items:
Restructuring expense	(50)			(50)
Other restructuring associated costs	(35)			(35)
Other special items	(2)			(2)

Operating profit	$763	$189		$574

(1)	Adjusted EBITDA represents LTM 6/30/16 results as reported, including Other expenses.
(2)	Adjusted EBITDA represents LTM 6/30/16 results as reported, excluding an allocation of Other expenses.